Exhibit 10.4

JOINDER TO GUARANTY AND SECURITY AGREEMENT

Joinder No. 1 (this “Joinder”), dated as of April 1, 2014, to the Guaranty and Security Agreement, dated as of June 28, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty and Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of April 1, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Amended Credit Agreement”) by and among Power Solutions International, Inc., a Delaware corporation, as a borrower (“Parent”), Professional Power Products, Inc., an Illinois corporation (“PPPI”), each other borrower from time to time party thereto (together with Parent and PPPI, collectively, “Borrowers”, and each, a “Borrower”), the lenders party thereto as “Lenders” (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a “Lender”), Agent, Wells Fargo as lead arranger and Wells Fargo as book runner, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Amended Credit Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis; and

WHEREAS, certain Grantors (the “Existing Grantors”) have entered into the Guaranty and Security Agreement in order to induce the Lender Group and the Bank Product Providers to make certain financial accommodations to Borrowers as provided for in the Amended Credit Agreement, the other Loan Documents, and the Bank Product Agreements; and

WHEREAS, pursuant to Section 5.11 of the Amended Credit Agreement and Section 26 of the Guaranty and Security Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Guaranty and Security Agreement, and the joinder to the Guaranty and Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers; and

WHEREAS, each New Grantor (a) is an Affiliate of Borrowers and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group or the Bank Product Providers and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents and the Bank Product Agreements;

Annex I - 1

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agrees as follows:

1. Each Existing Grantor hereby reaffirms its respective obligations under the Guaranty and Security Agreement and each other Loan Document to which it is a party (collectively, the “Reaffirmed Documents”) . Each Existing Guarantor agrees that each Reaffirmed Document shall remain in full force and effect following the execution and delivery of the Credit Agreement and that all references in any of the Reaffirmed Documents to the “Credit Agreement” shall be deemed to refer to the Amended Credit Agreement.

2. In accordance with Section 26 of the Guaranty and Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” and “Guarantor” under the Guaranty and Security Agreement with the same force and effect as if originally named therein as a “Grantor” and “Guarantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Guaranty and Security Agreement applicable to it as a “Grantor” or “Guarantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” or “Guarantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor hereby (i) jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations, and (ii) unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral, in each case on the conditions and subject to the conditions set forth in the Guaranty and Security Agreement. Each reference to a “Grantor” or “Guarantor” in the Guaranty and Security Agreement shall be deemed to include each New Grantor. The Guaranty and Security Agreement is incorporated herein by reference.

3. Schedule 1, “Commercial Tort Claims”, Schedule 2, “Copyrights”, Schedule 3, “Intellectual Property Licenses”, Schedule 4, “Patents”, Schedule 5, “Pledged Companies”, Schedule 6, “Trademarks”, Schedule 7, Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers, Schedule 8, “Owned Real Property”, Schedule 9, “Deposit Accounts and Securities Accounts”, Schedule 10, “Controlled Account Banks”, and Schedule 11, “List of Uniform Commercial Code Filing Jurisdictions”, attached hereto replace in their entirety Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, Schedule 10, and Schedule 11, respectively, to the Guaranty and Security Agreement and shall be deemed a part thereof for all purposes of the Guaranty and Security Agreement.

4. Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the

Annex I - 2

sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.

5. Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

6. This Joinder is a Loan Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

7. The Guaranty and Security Agreement, as supplemented hereby, shall remain in full force and effect.

8. THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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Annex I - 3

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Guaranty and Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation

	By:	/s/ Daniel P. Gorey
	Name:	Daniel P. Gorey
	Title:	Chief Financial Officer

Signature Page to Joinder to Guaranty and Security Agreement

EXISTING GRANTORS	POWER SOLUTIONS INTERNATIONAL, INC. a Delaware corporation

	By:	/s/ Daniel P. Gorey
	Name:	Dan Gorey
	Title:	Chief Financial Officer

THE W GROUP, INC. a Delaware corporation

	By:	/s/ Daniel P. Gorey
	Name:	Dan Gorey
	Title:	Chief Financial Officer

POWER SOLUTIONS, INC., an Illinois corporation

	By:	/s/ Daniel P. Gorey
	Name:	Dan Gorey
	Title:	Chief Financial Officer

POWER GREAT LAKES, INC., an Illinois corporation

	By:	/s/ Daniel P. Gorey
	Name:	Dan Gorey
	Title:	Chief Financial Officer

AUTO MANUFACTURING, INC., an Illinois corporation

	By:	/s/ Daniel P. Gorey
	Name:	Dan Gorey
	Title:	Chief Financial Officer

Signature Page to Joinder to Guaranty and Security Agreement

TORQUE POWER SOURCE PARTS, INC. an Illinois corporation

By:	/s/ Daniel P. Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

POWER PROPERTIES, L.L.C., an Illinois limited liability company

By:	/s/ Daniel P. Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

POWER PRODUCTION, INC., an Illinois corporation

By:	/s/ Daniel P. Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

POWER GLOBAL SOLUTIONS, INC., an Illinois corporation

By:	/s/ Daniel P. Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

PSI INTERNATIONAL, LLC, an Illinois limited liability company

By:	/s/ Daniel P. Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

XISYNC LLC, an Illinois limited liability company

By:	/s/ Daniel P. Gorey
Name:	Dan Gorey
Title:	Chief Financial Officer

Signature Page to Joinder to Guaranty and Security Agreement

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Brian Hynds
	Name:	Brian Hynds
	Title:	Vice President

Signature Page to Joinder to Guaranty and Security Agreement

Schedule 1

Commercial Tort Claims

None.

Schedule 2

Copyrights

None.

Schedule 3

Intellectual Property Licenses

License Agreement dated December 7, 2012 by and between Power Solutions International, Inc. (“Parent”) and MAT-PSI Holdings, LLC (“MAT-PSI”), pursuant to which Parent licenses to MAT-PSI certain Intellectual Property (as defined in the License Agreement).

Confidential Non-Exclusive Patent License and Settlement Agreement by and between Power Solutions, Inc. (“Power Solutions”) and certain other parties, pursuant to which Power Solutions received a license to six patents, all of which relate to Grantors’ “Mastertrak” product line.

Software License Agreement and Software Support Agreement dated September 24, 2007 by and between Infor Global Solutions, Inc. and PPPI, together with related Order Forms and other agreements (license-in).

Schedule 4

Patents

Applications:

OWNER	APPLICATION NUMBER	DESCRIPTION

Power Solutions International, Inc.	13738279	Driving System for Engine Auxiliary Power

Schedule 5

Pledged Companies

Pledged Company	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged
The W Group, Inc.	Power Solutions International, Inc.	006	1,000 shares of common stock issued and outstanding. 1,000 shares authorized.	100%

Professional Power Products, Inc.	Power Solutions International, Inc.	5	1,000 shares of common stock issued and outstanding	100%

Power Solutions, Inc.	The W Group, Inc.	15	1,000 shares of common stock issued and outstanding. 5,000 shares authorized.	100%

Power Great Lakes, Inc.	The W Group, Inc.	15	1,000 shares of common stock issued and outstanding. 50,000 shares authorized.	100%

Auto Manufacturing, Inc.	The W Group, Inc.	12	1,000 shares of common stock issued and outstanding. 10,000 shares authorized.	100%

Torque Power Source Parts, Inc.	The W Group, Inc.	3	1,000 shares of common stock issued and outstanding. 10,000 shares authorized.	100%

Power Properties, L.L.C.	The W Group, Inc.	N/A	The W Group, Inc. is the sole member	100%

Power Production, Inc.	The W Group, Inc.	001	1,000 shares of common stock issued and outstanding. 10,000 shares authorized.	100%

Power Global Solutions, Inc.	The W Group, Inc.	001	1,000 shares of common stock issued and outstanding. 10,000 shares authorized.	100%

Professional Power Products, Inc.	Power Solutions International, Inc.		.	100%

PSI International, LLC	The W Group, Inc.	N/A	The W Group, Inc. is the sole member	100%

XISync LLC	The W Group, Inc.	N/A	The W Group, Inc. is the sole member	100%

Schedule 6

Trademarks

Owner	Registration Number	Trademark

XISync, LLC	2854543	MASTERTRAK

Unregistered trademark held by Professional Power Products, Inc.:

Trade names used by Professional Power Products, Inc.:

V77 Fuel Alarm Panel

Power Master

Power Glide

Schedule 7

Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers

Name	Jurisdiction	Chief Executive Office	Tax ID Number	Organizational Number
Power Solutions International, Inc.	Delaware	201 Mittel Drive Wood Dale, IL 60191	33-0963637	4958464

The W Group, Inc.	Delaware	201 Mittel Drive Wood Dale, IL 60191	36-4456949	3422265

Professional Power Products, Inc.	Illinois	201 Mittel Drive Wood Dale, IL 60191	36-3859038	57073608

Power Solutions, Inc.	Illinois	201 Mittel Drive Wood Dale, IL 60191	36-3585770	55083436

Power Great Lakes, Inc.	Illinois	201 Mittel Drive Wood Dale, IL 60191	36-3398606	54018592

Auto Manufacturing, Inc.	Illinois	201 Mittel Drive Wood Dale, IL 60191	36-4168925	59504479

Torque Power Source Parts, Inc.	Illinois	201 Mittel Drive Wood Dale, IL 60191	36-4348042	60877998

Power Properties, L.L.C.	Illinois	201 Mittel Drive Wood Dale, IL 60191	36-4168893	00124486

Power Production, Inc.	Illinois	201 Mittel Drive Wood Dale, IL 60191	20-2043127	63884049

Power Global Solutions, Inc.	Illinois	201 Mittel Drive Wood Dale, IL 60191	20-3411429	64402625

Professional Power Products, Inc.	Illinois	201 Mittel Drive Wood Dale, IL 60191		57073608

PSI International, LLC	Illinois	201 Mittel Drive Wood Dale, IL 60191	20-3931125	01704354

XISync LLC	Illinois	201 Mittel Drive Wood Dale, IL 60191	20-5841157	02001357

Schedule 8

Owned Real Property

655 Wheat Lane, Wood Dale, IL 60191, owned by Power Properties, L.L.C.

Schedule 9

Deposit Account and Securities Accounts

OWNER	TYPE OF ACCOUNT	BANK OR INTERMEDIARY	ACCOUNT NUMBERS
Power Solutions International, Inc.	Cash Collateral Account	Wells Fargo Bank, N.A.	4128970159

Power Solutions International, Inc.	Master Operating Account	Wells Fargo Bank, N.A.	4128970167

Power Solutions International, Inc.	Payroll Account	Wells Fargo Bank, N.A.	4128970175

Power Solutions International, Inc.	Cash Disbursements (Wires/ACH)	Wells Fargo Bank, N.A.	4128995057

Power Solutions International, Inc.	Cash Disbursements (Checks)	Wells Fargo Bank, N.A.	9622000249

Power Solutions International, Inc.	Self Insurance Disbursement Account	Wells Fargo Bank, N.A.	9622000256

Professional Power Products, Inc.	Business Checking	First National Bank and Trust Company	1190408

Professional Power Products, Inc.	Checking - Operating Account	Crystal Lake Bank & Trust Company, N.A.*	0650016246

Professional Power Products, Inc.	Checking - Professional Power Products International, Inc.	Crystal Lake Bank & Trust Company, N.A.*	0650021940

Professional Power Products, Inc.	Checking - Payroll Account	Crystal Lake Bank & Trust Company, N.A.*	0650024710

Professional Power Products, Inc.	Checking - Business Checking	Crystal Lake Bank & Trust Company, N.A.*	1190408

*	Accounts will be closed and moved to Wells Fargo Bank.

Schedule 10

Controlled Accounts Banks

Wells Fargo Bank, National Association

First National Bank and Trust Company

Schedule 11

List of Uniform Commercial Code Filing Jurisdictions

Grantor	Jurisdictions

Power Solutions International, Inc.	Delaware; fixture filing in DuPage County, IL

The W Group, Inc.	Delaware

Professional Power Products, Inc.	Illinois

Power Solutions, Inc.	Illinois

Power Great Lakes, Inc.	Illinois; fixture filing in DuPage County, IL

Auto Manufacturing, Inc.	Illinois

Torque Power Source Parts, Inc.	Illinois

Power Properties, L.L.C.	Illinois; fixture filing in DuPage County, IL

Power Production, Inc.	Illinois

Power Global Solutions, Inc.	Illinois

Professional Power Products, Inc.	Illinois

PSI International, LLC	Illinois

XISync LLC	Illinois

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